Realizing the value of NIC and Tyler together June 7, 2021 &

The acquisition of NIC further positions Tyler to deliver on our vision

Tyler's vision for the public sector

CONNECTED COMMUNITIES

1 Leader in COTS **local government** department systems

2 Launched **Connected Communities Vision**

3 Socrata acquisition adds leading public sector **data & analytics platform**

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© Tyler Technologies 2021

4 5 NIC adds proven partner with state agencies, leader in public sector payments MicroPact acquisition adds state presence & low-code platform The NIC acquisition extends Tyler value increases C O N N E C T E D C O M M U N I T I E S

First Priorities M A K E T H E P L A N G E T S A L E S T E A M W O R K I N G T O G E T H E R D O N ’ T M E S S I T U P 4

IMPACT OF THE ACQUISITION FOR TYLER AND OUR CLIENTS



Leading the Industry

Creates the industry leader for public sector payment



Delivering Solutions

Delivers Tyler solutions through NIC contracts



Combining Strengths

Combines the strengths of MicroPact and NIC



Connecting Communities

Establishes the data and analytics platform for connecting communities



Engaging Citizens

Engages citizens across all government agencies

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© Tyler Technologies 2021

Creates the industry leader for public sector payment solutions L E A D I N G T H E I N D U S T R Y 6

Combining the strengths of Tyler and NIC's payment platforms creates **the public sector market leader**


REPORTING & RECONCILIATION
INVOICING & BILLING
ADMINISTRATION & MANAGEMENT
PAYMENT PORTALS
PAYMENT CAPTURE
NIC PAYMENT PLATFORM
PAY OUT
COMBINING THE STRENGTH OF TYLER AND NIC
Tyler
Tyler/NIC
NIC
NIC

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© Tyler Technologies 2021

2022 2023 2024 2025 50M 69M 90M $116M 2023 2024 2025 47M 54M $68M Tyler’s payment opportunity, not including NIC, is now larger and accelerated due to the acquisition 70% I N C R E A S E P A Y M E N T M A R K E T R E V E N U E E S T I M A T E - P O S T - A C Q U I S I T I O N NIC (CC rev/share) Enterprise Schools Tyler Portals pre-acquisition 8 2021 $41M

State of Florida O P P O R T U N I T Y S C E N A R I O S Enterprise Payment Contract with State of Florida $5.5M in ARR Upside represented by current locals on the Contract $2.5 – 4M in ARR Additional upside from Tyler’s presence in agencies across the State $12.5 – 20M ARR 9

Delivers Tyler solutions through NIC contracts D E L I V E R I N G S O L U T I O N S 10

NIC’s 28 State Enterprise Master Contracts Enterprise states and localities (including payment services) Enterprise payment services 11

NIC's strategy pre-acquisition was to acquire or develop solutions and sell them through their contracts

NIC SOURCES OF GROWTH


GOVERNMENT CONTRACTS & AGENCIES
Acquisitions
Platform expansion
State & Agency
Growth
Same-state &
existing contract
SOLUTIONS & PLATFORMS


NIC
Payments
Licensing
Healthcare
Outdoor Recreation
NIC 28 State Contracts

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© Tyler Technologies 2021

Tyler's solutions are now available to NIC's teams, dramatically expanding the portfolio available to states


NIC SOURCES OF GROWTH
GOVERNMENT CONTRACTS & AGENCIES
Acquisitions
Platform expansion
State & Agency
Growth
Same-state & existing contract
SOLUTIONS & PLATFORMS


NIC
Public Administration
Justice
HHS
K-12
Transformative Technologies
Payments
Licensing
Healthcare
Outdoor Recreation
Appraisal & Tax
Civic Services
ERP
Land & Official Records
Regulatory
Corrections
Courts & Justice
Public Safety
Community Health
Disability & Benefits
School ERP
Student Information
Student Transportation
Cyber Security
Data & Insights
NIC 28 State Contracts

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© Tyler Technologies 2021

TYLER SOLUTIONS THROUGH NIC CONTRACTS



K–12 Schools

A western region state – $1.2M license, $200K ARR

Tyler Student Transportation solution (Traversa)



Public Administration

A northeastern region state – $250K ARR

EnerGov solution



Courts

A northeastern region state – $1.2M services, $212K ARR

States' Attorney & Sheriff Case management system

© Tyler Technologies 2021

Combining the strengths of MicroPact and NIC C O M B I N I N G S T R E N G T H S

MicroPact’s Entellitrak platform is widely used by providers building solutions for state and federal agencies Entellitrak Platform Modules Components Application Accelerators Applications Analytics Mobile eScan Public Portal Reports Custom Help Time Keeping Documents 16

NIC's state and federal development teams will leverage the Entellitrak platform for low-code/no-code development

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NIC state teams have developed **thousands of award-winning applications** meeting the needs of state agencies

NIC state GMs and staff will migrate to Entellitrak through MicroPact's existing **Partner Alliance program**

NIC's future development for states will be on the combined Entellitrak/AppEngine **low-code platform**

IMPROVED MARGINS | FASTER TIME-TO-MARKET | MORE REUSE

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© Tyler Technologies 2021

MicroPact also has proven state government solutions now available through NIC’s state partnerships Assisting Americans with Disabilities Vocation Rehabilitation Long-Term Care Program Integrity Eligibility Appeals Medicaid Management Assisting American Veterans with Claims & Benefits Veterans Benefits Banking and Finance Public Utilities Occupational & Professionals Licensing & Regulation Patient & Caregiver Registry Cannabis Regulation 18

COMBINING THE STRENGTH OF MICROPACT AND NIC



Western State

$46K license, $410K ARR

ETK Regulatory, SceneDoc, Socrata, NIC Payment Processing

Professional and Occupational Licensing



Western State

$466K ARR

ETK Regulatory, SceneDoc, NIC Payment Processing

Joint Proposal between Tyler Federal and NIC state team represents best combined value proposition for state


Come In
WE'RE
OPEN

Eastern Region

A Mid-Atlantic territory – license sold; negotiating payment

ETK Regulatory, NIC Payment Processing

Professional and Occupational Licensing

© Tyler Technologies 2021

tyler technologies

Establishes the data and analytics platform for connecting communities C O N N E C T I N G C O M M U N I T I E S 20

Socrata since Tyler's acquisition

2018

General purpose platform

Flat ARR growth (+1% YoY)

Siloed, inaccessible data

2021

Vertical-Specific, Insights Solutions

New growth trajectory (+18% YoY)

Enriched, accessible data

2024

Platform for Connected Communities

Accelerated growth (+30% 3-yr CAGR)

Data as the connective tissue of Tyler's Assets

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© Tyler Technologies 2021

The Platform for Connected Communities A P P S & D A S H B O A R D S D A T A I N P U T P L A T F O R M E N G I N E Data Flow Infrastructure COURTS PRE-TRIAL & PROBATION eFILE FUTURE SOURCES C O N N E C T E D J U S T I C E E X A M P L E 22

The Platform for Connected Communities

CONNECTED JUSTICE EXAMPLE


DATA INPUT
PLATFORM ENGINE
State Office of Court Administration Platform
Data Storytelling
Dashboards
Visualizations
Enterprise Data Management
Ad-Hoc Reporting
Queried Data
Search & Browse
DaaS
APIs
Secure Sharing
STATE JUDICIARY
APPS & DASHBOARDS

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© Tyler Technologies 2021

A P P S & D A S H B O A R D S D A T A I N P U T P L A T F O R M E N G I N E The Platform for Connected Communities C O N N E C T E D J U S T I C E E X A M P L E Turnkey Apps, Reports, & Dashboards Dashboards ReportsDATA INSIGHTS 24

Midwestern state opportunity

DATA & ANALYTICS PLATFORM FOR CONNECTING COMMUNITIES





Connected Enterprise Justice Platform

Current proposal to state judiciary

$2.25M ARR

Insights solution for courts, pre-trial probation and e-filing

Can now be delivered through NIC contracts and state GMs

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© Tyler Technologies 2021

Engages citizens across all government agencies E N G A G I N G C I T I Z E N S 26

D I S P A R A T E P O R T A L S & A P P S The need for a one-stop-shop citizen portal Multiple apps and portals with individual logins leave citizens frustrated, and most of the time, not knowing where to find what they need Federal Local G O V E R N M E N T State 27

Creating the one-stop-shop citizen portal One portal with one login makes it easy for citizens to interact with government G O V E R N M E N T

Together NIC and Tyler can now provide the most expansive set of capabilities for citizens Local Information Active Citizenry Safety Licensing, Tax, and Regulatory Find information about city, people, and places View calendars & events Search for nearby businesses Walk through interactive maps & transit guides Request patrol Register alarm Daily police bulletin Report missing persons Report incidents Provide feedback and suggestions Request services Book & reserve facilities Send bill payments Overnight parking exemption Driver's license renewals Property tax Park passes Outdoor recreation licenses, permits Unemployment application and weekly filing 29

With transactions resolving through Tyler’s payment platform Ultimately handling all Tyler and non-Tyler transactions through Tyler’s payment platform 30

NIC + tyler technologies

IMPACT OF THE ACQUISITION FOR TYLER AND OUR CLIENTS



Leading the Industry

Combining the strengths of TYL and NIC creates the leader in public sector payments



Delivering Solutions

NIC's clients gain immediate access to Tyler's solutions through existing state master contracts



Combining Strengths

NIC's development teams leverage MicroPact's low-code platform to build state agency solutions faster with more reuse



Connecting Communities

NIC's clients can connect state agencies with their communities through the Socrata data and analytics platform



Engaging Citizens

Citizens can access federal, state and local government services all from one solution tyler technologies

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